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                                 EXHIBIT 11(b)

                            Consent of Ropes & Gray



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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 13 to the Registration Statement of the BB&T Mutual Funds Group on Form N-1A under the Securities Act of 1933, as amended.



                                        /s/ ROPES & GRAY
                                        -----------------
                                        ROPES & GRAY


Washington, D.C.
November 26, 1997